Exhibit 10.4

SCHEDULE OF AGREEMENTS

SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS TO THE

AGREEMENTS FILED AS EXHIBITS 10.2 AND 10.3 TO THIS CURRENT REPORT ON FORM

8-K, PURSUANT TO INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

UTSI Finance, Inc., a wholly-owned subsidiary of Universal Logistics Holdings, Inc., entered into Promissory Notes and Commercial Mortgages with Flagstar Bank, F.S.B listed in the table below, which agreements are substantially identical in all material respects to the agreements filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K, except for differences related to the subject property and note amount:

SUBJECT PROPERTY	NOTE AMOUNT
9220 S. Central Expressway Dallas, TX	$3,473,000.00
12755 E. Nine Mile Warren, MI	$7,034,500.00
15 N. Hackensack Kearny, NJ	$10,875,000.00
2950 International Columbus, OH	$1,586,000.00
4014 Outland Road Memphis, TN	$1,742,500.00
7800 E. Little York Rd Houston, TX	$2,158,000.00
50 Illinois Ave. Reading, OH	$1,092,000.00
2715 N. MacDill Tampa, FL	$714,000.00
1535 Webster St. Gary, IN	$422,500.00